SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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CHAD THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

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NOTICE OF ANNUAL SHAREHOLDERS MEETING
ANNUAL MEETING OF SHAREHOLDERS

PROXY STATEMENT
GENERAL INFORMATION
VOTING AND REVOCABILITY OF PROXY
PERSONS MAKING THE SOLICITATION
PROPOSALS FOR 2008 ANNUAL MEETING
VOTE REQUIRED FOR APPROVAL
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
PROPOSAL NO. 1: ELECTION OF DIRECTORS
PROPOSAL NO. 2: INDEPENDENT AUDITORS
COMPARE 5-YEAR CUMULATIVE TOTAL RETURN AMONG CHAD THERAPEUTICS, INC., HEMSCOTT INDEX AND SIC CODE INDEX
AUDIT COMMITTEE REPORT
EXECUTIVE OFFICERS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
OTHER PROPOSED ACTION

CHAD THERAPEUTICS, INC.

NOTICE OF ANNUAL SHAREHOLDERS MEETING
To be held October 24, 2007

The Annual Meeting of Shareholders of CHAD Therapeutics, Inc. (the “Company”) will be held at the corporate offices of CHAD Therapeutics, Inc., 21622 Plummer Street, Chatsworth, CA 91311, on October 24, 2007, at 10:00 a.m., Los Angeles time (the “Meeting”), for the following purposes:
1. To elect three (3) directors of the Company to the 2008 Class to serve during the ensuing two (2) years or until their successors have been duly elected and qualified. The Board of Directors’ nominees for election are Philip T. Wolfstein, James M. Brophy, and Kathleen M. Griggs;
2. To ratify the appointment of Rose, Snyder, and Jacobs, certified public accountants, as independent auditors; and
3. To transact such other business as may properly come before the Meeting and any adjournments thereof.
Pursuant to the Bylaws of the Company, the Board of Directors has fixed August 29, 2007, as the record date for the determination of such shareholders entitled to notice of and to vote at the Meeting, and all adjournments thereof, and only shareholders of record at the close of business on that date are entitled to such notice and to vote at the Meeting.
We hope that you will use this opportunity to take an active part in the affairs of the Company by voting on the business to come before the Meeting by executing and returning the enclosed proxy. Whether or not you expect to attend the Meeting in person, please date and sign the accompanying proxy and return it promptly in the envelope enclosed for that purpose. If a shareholder receives more than one (1) proxy because he owns shares registered in different names or addresses, each proxy should be completed and returned.

By Order of the Board of Directors
PAULA O’CONNOR
Secretary
Chatsworth, California
September 5, 2007

CHAD THERAPEUTICS, INC.
21622 Plummer Street
Chatsworth, California 91311
(818) 882-0883

ANNUAL MEETING OF SHAREHOLDERS

October 24, 2007

PROXY STATEMENT

GENERAL INFORMATION
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of CHAD Therapeutics, Inc. (the “Company”) for use at the Annual Meeting of Shareholders to be held at the corporate offices of CHAD Therapeutics, Inc., 21622 Plummer Street, Chatsworth, CA 91311, on October 24, 2007, at 10:00 a.m., Los Angeles time, and any adjournments thereof (the “Meeting”).
VOTING AND REVOCABILITY OF PROXY
August 29, 2007, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof. As of August 29, 2007, there were 10,179,759 of the Company’s common shares entitled to a vote at the Meeting. This Proxy Statement and the accompanying proxy will first be mailed to shareholders on or about September 6, 2007. The Company’s 2007 Annual Report to Shareholders, including financial statements for the fiscal year ended March 31, 2007, accompanies this report or has previously been mailed to shareholders entitled to vote at the Meeting.
Proxies may be revoked at any time before they are voted by filing with the Secretary of the Company a written notice of revocation or by executing a proxy bearing a later date. Proxies may also be revoked by any shareholder present at the Meeting who expresses a desire to vote his shares in person. Subject to any such revocation, all shares represented by properly executed proxies will be voted in accordance with the specifications on the enclosed proxy. If no such specification is made, the shares will be voted as follows: (1) for the election as directors of each of the nominees named herein and (2) to ratify the appointment of Rose, Snyder, and Jacobs, certified public accountants, as the Company’s independent auditors for its fiscal year commencing April 1, 2007. In the event that any nominee becomes unavailable to serve, the proxy holders presently intend to vote for the election of the remaining nominees named herein and permit the new Board of Directors to fill any vacancy that may exist on the Board. However, the proxy holders reserve the right to vote for other persons if any nominee named herein becomes unavailable to serve and the proxy holders deem it to be in the best interests of the Company to vote for such other persons.
PERSONS MAKING THE SOLICITATION
The accompanying proxy is solicited by the Board of Directors of the Company. The Company will pay all expenses of the preparation, printing, and mailing to the shareholders of the enclosed proxy and accompanying notice.

PROPOSALS FOR 2008 ANNUAL MEETING
Any proposal, relating to a proper subject, which a shareholder may intend to present for action at the Annual Meeting of Shareholders to be held in September 2008, and which such shareholders may wish to have included in the proxy materials for such, in accordance with the provisions of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, must be received in proper form by the Secretary of the Company at 21622 Plummer Street, Chatsworth, California 91311, not later than May 9, 2008, which is 120 calendar days prior to the anniversary of the mailing date of this year’s proxy materials. It is suggested that any such proposal be submitted by certified mail, return receipt requested.
If a shareholder wishes to present a proposal at our 2008 annual meeting and the proposal is not intended to be included in the Company’s Proxy Statement relating to the 2008 annual meeting, the shareholder must give advance notice to the Company prior to the deadline for the annual meeting. In order to be deemed properly presented, the notice of a proposal must be delivered to the Company’s Corporate Secretary no later than September 9, 2008, which is 45 calendar days prior to the anniversary of the 2007 annual meeting. However, in the event the 2008 annual meeting is called for a date which is not within 30 days of the anniversary date of the 2007 annual meeting, shareholder proposals intended for presentation at the 2007 annual meeting must be received by the Corporate Secretary no later than the close of business on the tenth (10th) day following the date on which public announcement of the date of the 2008 annual meeting is first made. If a shareholder gives notice of such proposal after September 9, 2008, the proxy solicited by the Board of Directors for the 2008 annual meeting will confer discretionary authority to vote on such proposal at that meeting, which may include a vote against such shareholder proposal.
VOTE REQUIRED FOR APPROVAL
1. Election of Directors
Section 708 of the California Corporations Code provides that a shareholder may vote for one (1) or more directors by cumulative voting provided that the names of the candidates for whom the cumulative votes would be cast have been placed in nomination prior to the voting and that the shareholder has given notice at the Meeting prior to the voting of the shareholder’s intention to cumulate his votes. If any one (1) shareholder has given such notice, all shareholders may cumulate their votes for the election of directors. Cumulative voting means that each shareholder is entitled to as many votes as equal the number of shares that he owns multiplied by the number of directors to be elected. He may cast all of such votes for a single nominee or he may distribute them among any two (2) or more nominees, as he sees fit. If cumulative voting is not requested, each shareholder will be entitled to one (1) vote per share for each director to be elected.
The enclosed proxy vests in the proxy holders’ cumulative voting rights. The persons authorized to vote shares represented by executed proxies in the enclosed form (if authority to vote for the election of directors is not withheld) will have full discretion and authority to vote cumulatively and to allocate votes among any or all of the Board of Directors’ nominees as they may determine or, if authority to vote for a specified candidate or candidates has been withheld, among those candidates for whom authority to vote has not been withheld. In any case, the proxies may be voted for less than the entire number of nominees if any situation arises which, in the opinion of the proxy holders, makes such action necessary or desirable. The three (3) nominees who receive the largest number of votes shall be elected.
2. Other Matters
On any other matters which may come before the Meeting, shareholders will be entitled to one (1) vote for each share held of record. Approval of the proposal to ratify the appointment of Rose, Snyder, and Jacobs, certified public accountants, requires the affirmative vote of a majority of the Common Shares represented and voting at the Meeting.
The presence in person or proxy of the persons entitled to vote a majority of the issued and outstanding Common Shares constitutes a quorum for the transaction of business at the Meeting.

3. Abstentions and Broker Non-votes
Abstentions and shares held by brokers that are present in person or by proxy but that are not voted because the brokers were prohibited from exercising discretionary authority (“broker non-votes”) will be counted for the purpose of determining whether a quorum is present for the transaction of business. Abstentions and broker non-votes can have the effect of preventing approval of a proposal where the number of affirmative votes, though a majority of the votes that are cast, does not constitute a majority of the required quorum. All votes will be tabulated by the inspector of election appointed for the 2007 annual meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes.
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
The following table sets forth as of August 20, 2007, the ownership of the Common Shares by those persons known by the Company to own beneficially five percent (5%) or more of such shares, by each director who owns any such shares, and by all officers and directors of the Company as a group:

		Percent
Name and Address (1)	Amount (2)	Owned
Thomas E. Jones	343,242	3.4%
Earl L. Yager	293,680	2.9%
Tracy A. Kern	30,000	0.3%
Erika Laskey	34,000	0.3%
Kevin McCulloh	60,149	0.6%
John C. Boyd	162,481	1.6%
Philip T. Wolfstein	156,142	1.8%
James M. Brophy	53,579	0.5%
Kathleen M. Griggs	27,405	0.3%
All Officers & Directors as a group (11 people)	1,360,888	13.4%
Kevin Kimberlin (3)	836,560	8.2%

(1)	The address of each director is 21622 Plummer Street, Chatsworth, CA 91311.

(2)	Includes shares subject to options which are currently exercisable or which become exercisable within sixty (60) days: Thomas E. Jones — 127,779 shares, John C. Boyd — 39,310 shares, Philip T. Wolfstein — 39,310 shares, James M. Brophy — 43,174 shares, Kathleen M. Griggs — 15,000 shares, Earl L. Yager — 88,107 shares, Tracy A. Kern — 23,000 shares, Erika Laskey — 34,000 shares, Kevin McCulloh — 41,000 shares, all Officers and Directors as a group — 510,680 shares.

(3)	Mr. Kimberlin’s address is c/o Spencer Trask, 535 Madison Avenue, New York, NY 10022..
PROPOSAL NO. 1: ELECTION OF DIRECTORS
Nominees
The Bylaws of the Company, as amended, provide that the Board of Directors shall not be less than five (5) and not more than thirteen (13) and shall be fixed from time to time by resolution of the Board of Directors (“Board”). At a meeting held on August 10, 2006, the Board of Directors fixed the number of directors constituting the entire Board at six (6).
The Bylaws divide the Board into two (2) classes, Class I and Class II. Three (3) directors have terms of office that expire at the 2007 Annual Meeting; these three (3) directors are standing for reelection for a two-year term as Class I members. These directors are Messrs. Wolfstein and Brophy, and Ms. Griggs.
The remaining Class II members will continue to serve until the 2008 Annual Meeting.

It is the intention of the persons named in the proxy to vote such proxies for the election of the three (3) listed nominees, each of whom has consented to be a nominee and serve as a director if elected. In the event that any nominee becomes unavailable to serve, the proxy holders presently intend to vote for the election of the remaining nominees named herein and permit the new Board of Directors to fill any vacancy that may exist on the Board. However, the proxy holders reserve the right to vote for other persons if any nominee named herein becomes unavailable to serve and the proxy holders deem it to be in the best interests of the Company to vote for such other persons.
The nominees for election to Class I and the incumbents in Class II have supplied the following information pertaining to their age and principal occupation or employment during the past five (5) years:

Name	Age	Position	Director Since

Nominees to Class I
Philip T. Wolfstein (1)(2)(3)	56	Director	1994
James M. Brophy (1)(2)(3)	57	Director	2000
Kathleen M. Griggs (1)(3)(4)	52	Director	2003

Incumbents in Class II
Thomas E. Jones	63	Chairman and Director	1997
John C. Boyd (2)(3)	74	Director	1986
Earl L. Yager	61	Chief Executive Officer, President and Director	1988

(1)	Member of Audit Committee

(2)	Member of Compensation Committee

(3)	Member of Corporate Governance Committee

(4)	Audit Committee Expert
Nominees to Class I
Philip T. Wolfstein has been a director of the Company since October 1994. Since April 2005, Mr. Wolfstein is an International Trade consultant. From July 2004 to 2005, Mr. Wolfstein was Executive Vice President of Sales, Marketing and Business Development for Bay World, Ltd. and, from June 2001 to 2004, was Managing Director, Southern California, for PM Global Food LLC. From 1976 to 2001, he was President and a Director of Wolfstein International, Inc., an international trading company. Mr. Wolfstein served on the Executive Committee of the United States Meat Export Federation (USMEF) from 1998 to 2004 and held all Board positions from Representative to Chairman from November 1997 to 2003. He is also a member of the USMEF’s exporter committee and remains actively engaged in eliminating trade barriers for U.S. products.
James M. Brophy has been a director of the Company since September 2000. Mr. Brophy is currently a healthcare executive and consultant. From 2003 to 2005, he served as the Senior Vice President of Truman Medical Centers. From 2001 to 2002, Mr. Brophy was the President of Missouri Baptist Medical Center. In 2000, Mr. Brophy was the Deputy Executive Director of Truman Medical Centers. From 1992 to 1999, Mr. Brophy was President of Saint Luke’s Northland and St. Luke’s Hospitals. Mr. Brophy has served in the health care field as a senior executive and administrator since 1974. Mr. Brophy is currently a Fellow of the American College of Healthcare Executives and is a past member of the Board of Directors of HealthNet, Premier Alliance Insurance Company and the Illinois Hospital Association.
Kathleen M. Griggs has served as a director of the Company since September 2003. Ms. Griggs is currently the Chief Financial Officer of j2 Global communications, Inc. From October 2004 until May 2007, Ms. Griggs was a financial consultant. She served as the Executive Vice President and Chief Financial Officer of SonicWALL, Inc., a publicly held Internet security system manufacturer from July 2003 to October 2004. Ms. Griggs served as Executive Vice President and Chief Financial Officer of QAD Inc., a publicly held provider of enterprise resource planning software, from March of 2000 to July of 2003. From 1999 to 2000, Ms. Griggs served as the Chief Financial Officer of Adept Technology, a publicly held automation software and hardware manufacturer in San Jose, California. From 1997 to 1999, she served as Chief Financial Officer for Borland Software Corporation, a publicly held software company. Prior to that, she was employed in several positions in accounting and financial management. Ms. Griggs has served as the Chief Financial Officer of publicly held companies for a total of eight (8) years. Ms. Griggs received a Bachelor of Science degree in Business Administration from the University of Redlands and a Master of Business Administration degree from the University of Southern California in Los Angeles.
Recommendation of the Board of Directors
The Company’s Board of Directors unanimously recommends that the shareholders vote FOR the election of the nominees named above.
Incumbents in Class II
Thomas E. Jones was elected Chairman effective January 1, 2003, and was Chief Executive Officer of the Company from April 1, 1998 to March 31, 2004, and a director since October 1997. From 1996 to 1997, Mr. Jones was an independent consultant to numerous companies in the health care field, including the Company from March 1997. From 1973 to 1996, Mr. Jones was employed by Nellcor Puritan Bennett Corporation and its predecessor, Puritan Bennett, Inc., a major manufacturer of respiratory products where Mr. Jones served in a number of positions leading up to Senior Vice President and General Manager of home care business from 1989 to 1996. Mr. Jones was a director of the Compressed Gas Association for 16 years, including a one-year term as Chairman, and was a director of the International Oxygen Manufacturers Association for eight (8) years. Mr. Jones is currently a member of the Engineering Advisory Board at the University of Kansas.
John C. Boyd has been a director of the Company since May 1986. Prior to his retirement in 1994, Mr. Boyd was General Manager of Dunaway Equipment Company, Inc., a company specializing in the sale and service of equipment in the logging industry. From 1982 to 1991, Mr. Boyd was President of Beaty Leasing & Rental, an automobile leasing and rental firm which he founded. From 1969 to 1982, he served as Personnel Director and Manager of Marketing Administration for Riker Laboratories, Inc., a major manufacturer and distributor of pharmaceuticals and health care products.
Earl L. Yager has served as a director of the Company since July 1988. Mr. Yager was appointed Chief Executive Officer effective April 1, 2004, and has served as the President of the Company since January 2003. Mr. Yager has also served as the Company’s Chief Operating Officer from September 2000 to April 2004, Executive Vice President from April 1999 to September 2000, Senior Vice President from April 1995 to September 2000, and as Chief Financial Officer from May 1983 to April 2004. Mr. Yager has been a certified public accountant since 1970 and is a member of the American Institute of Certified Public Accountants.
Information Concerning Board of Directors and Certain Committees
The Board of Directors holds regular meetings and held a total of ten (10) meetings during the fiscal year ended March 31, 2007. All of the then current directors attended or participated in 75% or more of the aggregate of (i) the total number of meetings of our Board of Directors and (ii) the total number of meetings held by all committees of our Board of Directors on which such director served in fiscal 2007. The Company generally expects all members of the Board of Directors to attend the annual meeting and all members were in attendance at last year’s annual meeting.
The Board of Directors has three standing committees: an Audit Committee, Compensation Committee and Corporate Governance Committee. All of the committees are composed solely of independent directors, who meet the independence requirements of Section 121 of the AMEX Company Guide. Current committee membership is as follows:

Audit Committee	Compensation Committee	Corporate Governance Committee
Kathleen M. Griggs*	Philip T. Wolfstein*	James M. Brophy*
James M. Brophy	John C. Boyd	John C. Boyd
Philip T. Wolfstein	James M. Brophy	Kathleen M. Griggs
Philip T. Wolfstein

*	Indicates Committee Chair
Audit Committee

The Audit Committee is composed of directors who meet the independence requirements of Section 121 of the Amex Company Guide as well as the independence and qualification requirements set forth in Rule 10A-3 promulgated under the Securities Exchange Act of 1934. The Board has determined that Ms. Griggs, the Committee Chair, is a financial expert based upon, among other things, her substantial experience acting as the principal financial officer for several public companies.
The Audit Committee is responsible for overseeing the integrity of the Company’s financial statements, financial reporting process, internal controls and compliance with legal and regulatory requirements. The Audit Committee has sole responsibility for the appointment, compensation and oversight of any public accounting firm engaged by the Company for the purpose of auditing the Company’s financial statements. The Audit Committee must pre-approve all audit and non-audit services to be provided by the Company’s auditors. The Audit Committee has established procedures for the receipt, retention and resolution of complaints received on an anonymous basis. The Audit Committee met five (5) times during the fiscal year ended March 31, 2007. The Audit Committee’s charter is available on the Company’s website at www.chadtherapeutics.com.
Compensation Committee
The Compensation Committee is responsible for developing and implementing compensation arrangements for the Company’s senior executives in support of the overall objectives of the Company. In this regard, the Compensation Committee annually establishes corporate goals and objectives relevant to compensation for senior executive officers and evaluates the performance of such officers in light of such goals and objectives. The Compensation Committee determines all aspects of the compensation of the Company’s Chief Executive Officer. The Compensation Committee is also responsible for approving all incentive compensation and equity-based compensation plans and approves all equity grants under such plans. The Compensation Committee also reviews and makes recommendations to the Board with respect to employee benefit programs, retirement benefits, severance agreements and policies related to perquisites for Company officers. The Compensation Committee reviews and approves the Company’s Compensation Discussion and Analysis. The Compensation Committee met five (5) times during the fiscal year ended March 31, 2007. The Compensation Committee’s charter is available on the Company’s website at www.chadtherapeutics.com. For further discussion on the Compensation Committee, see “Compensation Discussion and Analysis” on page 14 of this Proxy Statement.
Compensation Committee Interlocks and Insider Participation
John C. Boyd, James M. Brophy and Philip T. Wolfstein are the only persons who served as members of the Compensation Committee during the fiscal year ended March 31, 2007. There were no Compensation Committee interlocks or insider participation in the Compensation Committee during the past year.
Corporate Governance Committee
The Corporate Governance Committee is responsible for developing policies related to the composition, structure and operation of the Board of Directors in order to enhance the effectiveness of the Board. The Corporate Governance Committee leads the search for qualified directors and recommends the nomination of candidates for election to the Board. The Corporate Governance Committee also periodically reviews and makes recommendations with respect to the size of the Board, the frequency of Board meetings, the Board’s committee structure, compensation of directors and other matters pertaining to the operations of the Board. The Corporate Governance Committee oversees planning for CEO and senior management succession. The Corporate Governance Committee met four (4) times during the fiscal year ended March 31, 2007. The charter of the Corporate Governance Committee is available on the Company’s website at www.chadtherapeutics.com.
The Corporate Governance Committee has not established any specific minimum qualifications for Board nominees. In general, the Corporate Governance Committee seeks candidates who are committed to serving the long-term interests of the shareholders and who bring to the Board good business judgment, personal integrity, maturity and a diversity of experience and perspectives. The Corporate Governance Committee will consider candidates recommended by shareholders, current directors and others. All candidates will be subjected to the same evaluation by the Corporate Governance Committee. In connection with such evaluation, the Corporate Governance Committee determines whether it will interview potential nominees. After completing the evaluation based on the criteria stated above and an interview, the Corporate Governance Committee makes a recommendation to the full Board of Directors as to the persons who should be nominated to the Board, and the Board of Directors determines the actual nominees after considering the recommendation and report of the Corporate Governance Committee.
Shareholders wishing to recommend a candidate should submit the name of the candidate and a description of the candidate’s background and relevant experience to James M. Brophy, Chair, Corporate Governance Committee, CHAD Therapeutics, Inc., 21622 Plummer Street, Chatsworth CA 91311.
Shareholder Communications with the Board
Shareholders who wish to communicate directly with the Board of Directors or any individual director may do so by sending a letter addressed to the Board of Directors or one or more individual directors to the following address:
Board of Directors
CHAD Therapeutics, Inc.
21622 Plummer Street
Chatsworth, California 91311.
All such letters will be transmitted by the Company’s corporate Secretary to the named addressees or, if no individual is named, to the Chairman of the Board of Directors. The Secretary may, in consultation with legal counsel, determine not to forward communications which are obscene, irrelevant to the business of the Company or which advocate improper or illegal conduct.
Director Compensation

					Change in
					pension value
	Fees				and
	earned			Non-equity	non-qualified
	or paid	Stock	Option	incentive plan	deferred	All other
	in cash	awards	awards	compensation	compensation	compensation	Total
Name	($)	($)	($)	($)	earnings	($)	($)
John C. Boyd	33,000	None	None	None	None	None	33,000
James M. Brophy	33,000	None	None	None	None	None	33,000
Kathleen M. Griggs	36,000	None	None	None	None	None	36,000
Philip T. Wolfstein	33,000	None	None	None	None	None	33,000
Each non-employee director is entitled to receive reimbursement for certain expenses and a fee of $1,000 for each Board meeting attended and $100 for each committee meeting attended unless the committee meeting occurs on the same day as the Board meeting, in which event, each non-employee director receives only the fee for attending a Board meeting. In addition, each non-employee director chairman receives a quarterly retainer in the amount of $7,500, and the Audit Committee chairman receives a quarterly retainer in the amount of $8,250. Directors who are also employees do not receive separate compensation for services as directors.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, its executive officers and any persons holding more than ten (10) percent of the Company’s common stock are required to report their ownership of the Company’s common stock and any changes in that ownership to the Securities and Exchange Commission on Form 3, for an initial report of securities ownership, and on Forms 4 or 5, for reports of changes in security ownership. Such directors, executive officers and ten (10) percent shareholders are also required by Securities and Exchange Commission rules to furnish the Company with copies of all Section 16(a) forms they file. Specific due dates for these reports have been established and the Company is required to report any failure to file by these dates during the most recent fiscal year or prior fiscal years. Based on the written representations of its directors and executive officers and its ten (10) percent shareholders and copies of the reports that they have furnished to the Company, the Company believes that the Company’s directors and executive officers and ten (10) percent shareholders timely filed all reports required under Section 16(a) in fiscal 2007.
Code of Ethics
We have adopted a Code of Business Conduct and Ethics that applies to our employees (including our principal executive officer, chief financial officer and controller). A copy of our Code of Business Conduct and Ethics can be found under the “Investor Relations” section of our website at www.chadtherapeutics.com. The information on our website is not incorporated by reference in this Proxy Statement. We may post amendments to, or waivers of, the provisions of the Code of Business Conduct and Ethics, if any, made with respect to any of our directors and executive officers on that website.
PROPOSAL NO. 2: INDEPENDENT AUDITORS
The Board of Directors has appointed, subject to ratification by the shareholders, Rose, Snyder, and Jacobs as independent auditors for the fiscal year commencing April 1, 2007. A representative of Rose, Snyder, and Jacobs will be present at the Meeting with the opportunity to make any statements he may desire and respond to appropriate shareholders’ questions.
During the fiscal years ended March 31, 2007 and 2006, KPMG LLP and Rose, Snyder, and Jacobs provided various audit, audit-related and non-audit services to us as follows:

	Rose, Snyder, and Jacobs		KPMG
Fee Category	Fiscal 2007 fees	Fiscal 2006 fees	Fiscal 2007 fees	Fiscal 2006 fees

Audit Fees (1)	$14,400	-0-	$166,100	$154,000
Audit Related Fees (2)	-0-	-0-	-0-	-0-
Tax Fees (3)	-0-	-0-	$26,905	$21,500

Total Fees	$14,400	-0-	$193,005	$175,500

(1)	Aggregate fees billed for professional services rendered for the audit of our 2007 and 2006 fiscal year annual financial statements and review of financial statements included in our quarterly reports on Form 10-Q or services that are normally provided in connection with statutory and regulatory filings or engagements for the 2007 and 2006 fiscal years.

(2)	Aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements which are not reported under “Audit Fees” above.

(3)	Aggregate fees billed for tax compliance and tax planning.
Our Audit Committee has considered whether provision of the above services other than audit services is compatible with maintaining the independent accountant’s independence and has determined that such services have not adversely affected Rose, Snyder, and Jacobs’ or KPMG LLP’s independence.
Change in Certifying Accountant
On November 27, 2006, we dismissed KPMG LLP as principal accountants for the Company and engaged Rose, Snyder, and Jacobs as our principal accountants. The Company’s dismissal of KPMG LLP and engagement of Rose, Snyder, and Jacobs was approved by the Company’s Audit Committee.
KPMG LLP’s report on the Company’s financial statements for the two fiscal years ended March 31, 2006, and the subsequent interim period through November 27, 2006, did not contain any adverse opinion, nor was it modified as to uncertainty, audit scope, or accounting principles. During the two most recent fiscal years ended March 31, 2006, and the subsequent interim period through November 27, 2006, (i) the Company had no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused them to make reference to the subject matter of the disagreements in connection with their report, and (ii) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.
During the two most recent fiscal years ended March 31, 2006, and the subsequent interim period through November 27, 2006, neither the Company nor anyone on the Company’s behalf consulted Rose, Snyder, and Jacobs regarding either (I) the application of the accounting principles to a specified transaction, either complete or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(l)(iv) of Regulation S-K and the related instructions to that item) or a reportable event (as described in Item 304(a)(l)(v) of Regulation S-K).
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Accountants
The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. These services may include audit services, audit-related services, tax services, and other services. Pre-approval is generally provided for up to one (1) year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent accountants and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent accountants in accordance with this pre-approval and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.
Since May 6, 2003, effective date of the Securities and Exchange Commission rules stating that an auditor is not independent of an audit client if the services it provides to the client are not appropriately approved, each new engagement of KPMG LLP was approved in advance by the Audit Committee, and none of those engagements made use of the de minimus exception to pre-approval contained in the SEC’s rules.
Recommendation of the Board of Directors
The Board of Directors unanimously recommends that the shareholders vote FOR the ratification of the appointment of Rose, Snyder, and Jacobs as the Company’s independent auditors for the fiscal year ending March 31, 2008.

COMPARE 5-YEAR CUMULATIVE TOTAL RETURN AMONG
CHAD THERAPEUTICS, INC., HEMSCOTT INDEX AND SIC CODE INDEX
ASSUMES $100 INVESTED ON APRIL 1, 2002
ASSUMES DIVIDEND REINVESTED FISCAL YEAR ENDING MARCH 31, 2007
The current composition of SIC Code 3841 — Surgical & Medical Instruments — is as follows:
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AUDIT COMMITTEE REPORT
The following is the report of the Audit Committee of the Board of Directors of the Company. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.
On behalf of the Board of Directors, the Audit Committee monitors the Company’s financial reporting processes and internal controls, as well as the Company’s relationship with its independent accountants and the performance of such accountants. All of the members of the Audit Committee are independent directors, and the Chairman of the Audit Committee has been determined to have the expertise to serve as chairman by the Corporate Governance Committee. The Board of Directors has adopted a charter for the Audit Committee, which can be accessed under the Investor Relations section on CHAD’s website at www.chadtherapeutics.com.
Management has the primary responsibility for preparation of the Company’s financial reports, the Company’s financial reporting systems, and its internal controls. The Audit Committee is not intended to supersede in any respect management’s responsibilities in this regard. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed such financial statements with management and with the Company’s independent accountants. The Audit Committee has also discussed with the independent accountants their evaluation of the Company’s financial reporting systems and internal controls, their plan of audit for fiscal 2007, the application of new accounting principles to the Company’s financial statements, and other matters required to be communicated to the Committee by the independent accountants pursuant to standards established by the American Institute of Certified Public Accountants, including the matters required to be discussed by statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has received from the independent accountants a letter addressing matters which might bear on the independence of the accountants as required by Independence Standards Board Standard No. 1. The Audit Committee has discussed independence issues with the accountants and has reviewed their fees and scope of services rendered to the Company. The Audit Committee has discussed the performance of the independent accountants with the Company’s management.
In reliance on the foregoing, the Audit Committee has recommended to the Board of Directors the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended March 31, 2007.
Submitted by the Audit Committee of the Board of Directors,
          Kathleen M. Griggs, Chair
          James M. Brophy
          Philip T. Wolfstein
EXECUTIVE OFFICERS
The executive officers of the Company are:

Name	Age	Position

Thomas E. Jones	63	Chairman
Earl L. Yager	61	President and Chief Executive Officer
Tracy A. Kern	39	Chief Financial Officer
Alfonso Del Toro	49	Vice President, Manufacturing
Erika Laskey	41	Senior Vice President, Sales and Marketing
Kevin McCulloh	45	Senior Vice President, Engineering and Product Development
Paula O’Connor	54	Secretary

Name	Age	Position

Samuel Patton	46	Vice President, Quality Assurance and Regulatory Affairs
Oscar J. Sanchez	65	Vice President, Business Development
Alfonso Del Toro was appointed Vice President, Manufacturing of the Company in January 1998. Mr. Del Toro was the Company’s Manufacturing Manager from January 1997 to December 1997. From 1993 to 1996, Mr. Del Toro was Manufacturing Manager for VIA Medical Corp. From 1986 to 1993, Mr. Del Toro was employed by Nellcor, Inc., a major manufacturer of respiratory products where he served in several positions leading up to Senior Principal Manufacturing Engineer.
Tracy A. Kern was appointed Chief Financial Officer in April 2004. Ms. Kern was the Cost Accounting Manager for the Company from January 2003 to March 2004. From 1997 to 2002, Ms. Kern was employed by KPMG LLP, where she held a number of positions leading up to the position of Audit Manager. Ms. Kern is a certified public accountant.
Erika Laskey was appointed Senior Vice President, Sales and Marketing of the Company in October 2006. Ms. Laskey was Vice President, Sales and Marketing of the Company from April 2002 until October 2006. Ms. Laskey was Director of Sales and Marketing from January 2001 to March 2002. From 1992 to 2000, Ms. Laskey was employed by Mallinckrodt, Inc. (formerly Nellcor Puritan-Bennett) where she held a number of sales positions leading up to the position of Global Account Business Manager.
Kevin McCulloh was appointed Senior Vice President, Engineering and Product Development of the Company in October 2006. Mr. McCulloh was Vice President, Engineering of the Company from March 2000 until October 2006. Mr. McCulloh was Engineering Manager from March 1999 to February 2000, and was Manufacturing Engineer from July 1998, when he joined the Company, to March 1999. From 1982 to 1998, Mr. McCulloh was employed by Litton Life Support where he had broad-based experience in product design and development leading up to the position of Senior Design Engineer.
Paula O’Connor was appointed Secretary in September 2004. Ms. O’Connor has been Executive Assistant to the Chairman and the Chief Executive Officer of the Company since June 1998.
Samuel Patton was appointed Vice President, Quality Assurance and Regulatory Affairs in April 2005. Mr. Patton was an independent consultant in the quality systems area for the health care field from January 2004 to March 2005. From 2000 to 2003 Mr. Patton was employed by Medtronic, Inc. as Director of Cardiac Rhythm Management Global Quality Systems.
Oscar J. Sanchez was appointed Vice President, Business Development of the Company in March 2000. Mr. Sanchez served as the Company’s Vice President of Engineering and Development from September 1996 to February 2000, Vice President of Manufacturing from April 1993 to August 1996, and Manufacturing Manager from April 1983 to April 1993. Prior to these assignments with the Company, Mr. Sanchez occupied various positions of responsibility in Engineering and Management both inside and outside the U.S., most recently as Director of Manufacturing for Riker Laboratories in Mexico City. Mr. Sanchez has been an active member of the Society of Manufacturing Engineers for 20 years where he served two (2) terms as elected Chairman of the Los Angeles Chapter.
For the biographies of Messrs. Jones and Yager, see Directors.
Executive Compensation
Compensation Discussion and Analysis
The following Compensation Discussion and Analysis describes the material elements of compensation for our executive officers identified in the Summary Compensation Table (the “Named Executive Officers”). The Compensation Committee of our Board of Directors is responsible for determining all aspects of the compensation of our Chief Executive Officer (“CEO”). In addition, the Compensation Committee approves performance objectives for our other Named Executive Officers and makes recommendations to the Board regarding the base salary of such Named Executive Officers. The Compensation Committee approves all grants of equity awards to our Named Executive Officers. The Compensation Committee consults with the CEO and the Chairman on all matters of executive compensation. Generally, proposals on executive compensation originate with the CEO and Chairman and are presented to the Compensation Committee for their consideration. The CEO and the Chairman attend most Compensation Committee meetings; however, they are not present when the Compensation Committee considers their individual compensation.
Compensation Objectives
Our principal compensation objectives are to:
•	attract and retain well-qualified executives

•	create a performance-oriented environment

•	strengthen the identification of executive officers with shareholder interests; and

•	reward long-term commitment.
We are a small medical device manufacturer operating in a sector of the health care market which is challenged by continuing uncertainty regarding government reimbursement policies. Our industry has also been challenged by continuing price pressure on oxygen conservers and related products. As such, our prospects depend heavily upon the ability of our management team to devise and implement a strategy which enables us to remain competitive and cope with the current environment for home oxygen products. We pride ourselves on a history of introducing innovative products and we believe that we must continue to innovate and expand our product offerings in order to remain competitive. We are much smaller than some of our key competitors and we are unable to offer some of the prospects for advancement available at large, diversified companies. Most of our personnel are based in the Los Angeles metropolitan area which has a high cost of living.
In light of these factors, we believe that, in order to attract, motivate and retain qualified individuals, we must offer (i) base salaries which are not less than the median for comparable companies, (ii) significant opportunities for annual bonuses based on individual and company performance and (iii) an equity stake in our future. We focus on executives who are interested in working for a smaller company with significant growth potential. We also believe that, as a small company with extensive personal interaction among the executives, our compensation policies should foster team work and long-term commitment to common goals. Therefore, our compensation policies are intended to reward long-term commitment, while offering current compensation which is not materially below the levels of current compensation available for comparable positions at comparable companies.
Base Salary
Executive officer base salaries are based on job responsibilities and individual contributions, with reference to base salary levels at comparable companies. The Compensation Committee reviews the Report on Executive Compensation in the Medical Equipment and Supply Industry published by Top Five Data Services (the “Top Five Report”). The Top Five Report provides data on the executive compensation at 300 U.S. publicly traded companies in the medical equipment and supply industry. The Compensation Committee generally seeks to fix executive salaries at or near the mid-point for positions of comparable responsibility in companies of comparable size as reported in the Top Five Report. The Compensation Committee also considers information regarding competitive salaries and cost of living changes in Southern California.
In establishing base salaries for 2007, the Compensation Committee accepted the recommendation of the CEO that his salary, as well as that of the Chairman and one other Named Executive Officer, not be increased in view of the Company’s declining sales and net loss in the prior fiscal year. The Compensation Committee did approve (i) a 17% increase in the salary of our Senior Vice President for Sales and Marketing and (ii) a 5% increase in the salary of our Senior Vice President of Engineering and Product Development. These increases were implemented in connection with promotions granted to the two individuals and also reflected the heightened responsibilities imposed on each of these officers to complete the successful development and commercialization of innovative new products. In addition, the Compensation Committee took into account information about competitive salaries for comparable positions in Southern California.
Incentive Bonus Plan
We maintain an incentive bonus plan with fixed performance standards. The performance standards are approved annually by the Compensation Committee and are intended to reward the achievement of goals that are expected to enhance shareholder value. The performance standards are intended to combine both Company-wide objectives and individual goals, with more weight given to Company-wide objectives. Bonuses are payable yearly, based upon the extent to which the specified performance standards have been met. Achievement of 100% of the specified performance standards would entitle the Named Executive Officer to a cash bonus equal to 30% of his or her base salary. The performance standards consist of

•	Sales objective	30%
•	Pre-tax earnings objective	40%
•	Individual performance goals	30%.
The individual performance goals of the Chief Executive Officer are based upon specific targets for shareholder value, achievement of specialized sales and market goals, and product development. No incentive bonus was awarded to the Chief Executive Officer for fiscal 2007. The Senior Vice President, Engineering and Product Development received a bonus of $21,000 for achievement of individual performance goals related to design and development milestones for new products. In addition, the incentive bonus for the Senior Vice President, Sales and Marketing is calculated solely on the basis of achievement of specified, tiered sales goals. She received a bonus of $35,120 for fiscal 2007. No other Named Executive Officer received an incentive bonus in fiscal 2007.
Equity-Based Compensation
We view equity-based compensation as a mechanism for (i) aligning management interests with our shareholders, (ii) incentivizing behavior that is expected to increase shareholder value and (iii) rewarding long-term commitment to the Company and its goals. We believe that all Named Executive Officers and other key employees should have a significant equity stake in the Company. Generally speaking, we do not view equity grants as a method of rewarding immediate past performance. However, the Compensation Committee will consider the Company’s recent overall performance in evaluating the extent to which equity grants should be approved. The Compensation Committee may utilize equity-based compensation to reward employees who demonstrate long-term loyalty by remaining with the Company through difficult times. The Compensation Committee will also take into account the extent of a Named Executive Officer’s equity holdings in the Company, the exercise price and vesting dates of outstanding grants previously made to the Named Executive Officer and the period of time elapsed since the last equity award to the Named Executive Officer. The Compensation Committee does not utilize any fixed formula in determining the amount of equity-based compensation to award the Named Executive Officers.
Equity-based compensation is made pursuant to our 2004 Equity Incentive Plan (the “Plan”). The Plan authorizes the use of stock options, restricted stock and other equity instruments as incentive compensation for our employees. For many years, we relied primarily upon stock option grants as the equity component of our compensation programs. In more recent years, we have utilized restricted stock grants, in large part because of changes in the accounting for stock options.
All grants under the Plan must be approved by the Compensation Committee. Such approvals are obtained at meetings of the Compensation Committee. Generally speaking, such approvals are obtained at regularly scheduled meetings of the Compensation Committee, although the Compensation Committee may, on occasion, hold a special meeting to consider a proposed equity award. Equity grants are not timed to be made before the release of favorable news about the Company or after the release of unfavorable news about the Company. The exercise price for options granted under the Plan is the closing price of our stock on the American Stock Exchange on the date that the Compensation Committee meets to approve the grant, provided that, if the approval precedes an individual’s commencement of employment with the Company, then the exercise price is the closing price of our stock on the grantee’s start date. No other dates are used in determining the exercise price of stock options.
Stock options and restricted stock awards are subject to vesting requirements. Our practice has been to schedule vesting over a two to five year period, thereby incentivizing the grantees to remain with the Company. We may in the future make vesting subject to the achievement of specific milestones.
In fiscal 2007, none of our Named Executive Officers received any equity-based compensation. In deciding not to make any equity grants, the Compensation Committee took into account management’s recommendations to defer new equity grants, the Company’s operating performance and the amount of equity held by the Named Executive Officers. For example, Earl Yager, the CEO, owns shares and options aggregating approximately 2% of our fully diluted shares.
Compensation Committee Report
          The Compensation Committee, comprised solely of independent directors, reviewed and discussed the above Compensation Discussion and Analysis with the Company’s management. Based on such review and discussion, the Compensation Committee recommended to the Company’s Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.
Compensation Committee
Philip T. Wolfstein, Chair
John C. Boyd
James M. Brophy
Summary Compensation Table
For Fiscal Year Ended March 31, 2007

							Change in pension
							value and
						Non-equity	non-qualified
Name and				Stock	Option	incentive plan	deferred	All other
principal		Salary	Bonus	awards	awards	compensation	compensation	compensation	Total
position	Year	($)	(1) ($)	($)	($)	($)	earnings ($)	(2) ($)	($)

Thomas E. Jones,	2007	160,000	-0-	-0-	-0-	-0-	-0-	7,500	167,500
Chairman

Earl L. Yager	2007	240,000	-0-	-0-	-0-	-0-	--0-	7,500	247,500
President and Chief Executive Officer

Tracy A. Kern,	2007	112,200	-0-	-0-	-0-	-0-	-0-	6,405	118,605
Chief Financial Officer

Erika Laskey,	2007	198,600	35,120	-0-	-0-	-0-	-0-	7,158	240,878
Sr. Vice President, Sales and Marketing

Kevin McCulloh,	2007	155,550	21,000	-0-	-0-	-0-	-0-	7,057	183,607
Sr. Vice President, Engineering and Product Development

(1)	Annual bonus amounts are earned and accrued during the fiscal years indicated and paid within 30 days subsequent to the end of the fiscal year indicated.

(2)	These amounts consist of contributions by the Company in 2007 to the CHAD Therapeutics, Inc. Employee Savings and Retirement Plan.

Grants of Plan Based Awards
for the Year Ended March 31, 2007

								All	All
								other	other
								stock	option
								awards:	awards:	Exercise
		Estimated future payouts			Estimated future payments			Number	Number of	or base
		under non-equity			under equity incentive			of shares	securities	price of
		incentive plan awards			plan awards			of stock	underlying	option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	or units	options	award
Name	date (1)	($)	($)	(#)	($)	($)	(#)	(#)	(#)	($/Shares)

Thomas E. Jones	None
Earl L. Yager	None
Tracy A. Kern	None
Erika Laskey	None
Kevin McCulloh	None

(1)	The Company did not grant any Plan Based Awards for the fiscal year ended March 31, 2007.
Outstanding Equity Awards
at March 31, 2007

	Option Awards
	Number of securities underlying		Option	Option
	unexercised options #		exercise	expiration
Name	exercisable	unexercisable	price ($)	date
Thomas E. Jones	27,779	-0-	1.50	01/29/2009
	50,000	-0-	1.00	09/14/2009
	50,000	-0-	1.00	09/14/2010

Earl L. Yager	8,107	-0-	1.50	01/29/2009
	30,000	-0-	1.00	09/14/2009
	50,000	-0-	1.00	09/14/2010

Tracy A. Kern (1)	8,000	2,000	2.19	01/01/2013
	15,000	-0-	3.45	07/28/2015

Erika Laskey (2)	10,000	-0-	.50	01/05/2011
	5,000	-0-	3.14	10/22/2011
	10,000	-0-	3.80	03/05/2012
	12,000	3,000	2.74	12/02/2012

Kevin McCulloh	10,000	-0-	1.75	12/01/2008
	6,000	-0-	1.00	09/13/2009
	5,000	-0-	2.00	03/21/2010
	20,000	-0-	1.00	09/14/2010

(1)	Stock options vest over a five (5) year period from the date of grant (January 1, 2003) with 20% vesting on each anniversary date thereafter. All options will be fully vested on January 1, 2008.

(2)	Stock options vest over a five (5) year period from the date of the grant (December 2, 2002) with 20% vesting on each anniversary date thereafter. All options will be fully vested on December 2, 2007.
No exercise of stock options or similar instruments and no vesting of stock or similar instruments occurred during the fiscal year ended March 31, 2007, for any of the named executive officers.
The Company does not provide pension benefits or non-qualified deferred compensation.

Equity Compensation Plan Information
The following table provides information as of March 31, 2007, with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

Number of securities
	Number of securities	Weighted-average	remaining available for
	to be issued upon	exercise price of	future issuance under
	exercise	outstanding	equity compensation
	outstanding	options, warrants	plans [excluding
	options, warranty	and	securities reflected in
	and rights	rights	column (a)]
Plan Category	(a)	(b)	(c)

Plans Approved by Security Holders
1994 Stock Option Plan	874,000	$2.05	-0-
2004 Equity Compensation Plan	30,000	$3.40	720,000
Plans Not Approved by Security Holders	-0-	-0-	-0-

Total	904,000		720,000

Employment Agreement
Effective April 1, 1998, the Company and Thomas E. Jones entered into an employment agreement, which was amended on January 1, 2003, pursuant to which the Company employs Mr. Jones as Chairman of the Board of Directors (the “Employment Agreement”). The Employment Agreement, as amended, provides a base salary of $160,000 per year, which amount is subject to annual review by the Board of Directors. In addition, Mr. Jones is eligible to receive a bonus in an amount to be determined by the Board of Directors. Mr. Jones is entitled to participate in all stock option, severance and benefit plans adopted by the Company. The Employment Agreement does not have a specific term. The Employment Agreement may be terminated at any time by the Company, with or without cause, and may be terminated by Mr. Jones upon 90-days’ notice. If Mr. Jones resigns or is terminated for cause (as defined in the Employment Agreement), he is entitled to receive only his base salary and accrued vacation through the effective date of his resignation or termination. If Mr. Jones is terminated without cause, he is entitled to receive a severance benefit in accordance with the Company’s Severance and Change of Control Plan (the “Severance Plan”) or, if such Severance Plan is not applicable, a severance benefit equal to 200% of his salary and incentive bonus for the prior fiscal year. A description of the Severance Plan is set forth below.
Severance and Change of Control Plan
The Company has adopted a Severance and Change of Control Plan pursuant to which nine (9) of the Company’s officers have entered into Severance and Change of Control Agreements with the Company (the “Severance Agreements”). The Severance Agreements provide that the executive officer is entitled to a lump sum severance benefit equal to 200% of his aggregate compensation for the prior calendar year (the amounts vary for other officers) if the officer is terminated without cause (as defined in the Severance Agreements) and not offered a comparable position within 60 days or if the executive suffers a change in duties, in either case, within 24 months of a Change of Control or Ownership Change of the Company (as defined in the Severance Agreements). If any payment due a named executive officer pursuant to the Severance Agreements would be deemed an excess parachute payment under Section 280G of the Internal Revenue Code, then the Company may reduce such payment to the extent necessary to avoid all taxes and penalties under Section 280G. Separately, the Company provided for accelerated vesting of all outstanding options upon a Change of Control or Ownership Change of the Company.
A change in duties is defined in the Severance Agreements to include, among other things, an involuntary reduction in authority, any reduction in annual salary, a reduction of 10% or more in aggregate compensation or re-location to a site more than 50 miles from the executive’s principal place of employment.
A Change of Control or Ownership Change shall be deemed to have occurred if (i) as a result of a tender offer or sale of stock any person acquires 20% or more of the Company’s Common Stock, (ii) the Company merges into another corporation or, as a result of a merger, shareholders of the Company own less than 70% of the voting stock of the surviving entity, (iii) more than one third (1/3) of the Company’s directors are replaced during any 12-month period by directors who were not endorsed by a majority of the Board, (iv) the Company is dissolved or sells substantially all of its assets, or (v) any other event occurs which the Board of Directors deems to constitute an Ownership Change.
Compliance with Internal Revenue Code Section 162(m)
Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that compensation, whether payable in cash or stock, exceeds $1 million per covered officer in any fiscal year. The limitation applies only to compensation that is not considered to be performance-based. Non-performance-based compensation paid to the Company’s executive officers for the 2005 fiscal year did not exceed the $1 million limit per officer, there was no non-performance-based compensation paid to the Company’s executive officers for the 2006 fiscal year, and the Committee does not anticipate that any non-performance-based compensation payable in cash to the executive officers for the 2007 fiscal year will exceed that limit. Accordingly, the Committee has decided not to take any action at this time to limit or restructure the elements of cash compensation payable to the Company’s executive officers but will reconsider this decision should the individual cash compensation of any executive officer ever approach the $1 million level. The Company’s Stock Option Plans have been structured so that any compensation deemed paid by the Company in connection with the exercise of option grants made under that plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation that will not be subject to the $1 million limitation on deductibility.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
There were no transactions during the last fiscal year to which the Company has been a party, in which the amount involved exceeded $120,00 and in which any director, executive officer or beneficial holder of more than five percent of the Company’s outstanding common stock had or will have a direct or indirect material interest.
See also Executive Compensation — Severance and Change of Control Plan.
There were no related party transactions during fiscal year 2007.
OTHER PROPOSED ACTION
The Meeting is called for the purpose set forth in the notice thereof accompanying this Proxy Statement. Management is not aware of any matters to come before the meeting other than those stated in this Proxy Statement. However, inasmuch as matters of which management is not aware may come before the Meeting or any adjournment thereof, the proxies confer discretionary authority with respect to acting thereon, and the person named in such proxies intends to vote, act, and consent in accordance with his best judgment with respect thereto.

CHAD THERAPEUTICS, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby revokes all previous proxies, acknowledges receipt of the Notice of Annual Meeting of Shareholders to be held on October 24, 2007 and the Proxy Statement and appoints Thomas E. Jones and Earl L. Yager, and either of them, as Proxyholders, with the full power of substitution, and hereby authorizes them to represent and vote, as designated on the reverse, all the shares of voting capital stock of Chad Therapeutics, Inc. held of record by the undersigned at the close of business on August 29, 2007 (and in the case of item 1 to cumulate and allocate said votes for directors in his discretion), at the Annual Meeting of Shareholders to be held on October 24, 2007, and at any and all adjournment(s) thereof, with the same force and effect as the undersigned might or could do if personally present thereat.
The shares represented by this Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL THE NOMINEES FOR DIRECTOR AND FOR APPROVAL OF PROPOSAL 2.
In their discretion the proxyholders are authorized to vote upon such other business as may properly come before the meeting.
(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

ANNUAL MEETING OF SHAREHOLDERS OF
CHAD THERAPEUTICS, INC.
October 24, 2007
Please date, sign and mail your proxy card in the envelope provided as soon as possible.
Please detach along perforated line and mail in the envelope provided.
20330000000000000000 9 102407
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x FOR AGAINST ABSTAIN 1. Election of Directors: 2. Proposal to ratify the appointment of Rose, Snyder and Jacobs as Independent Registered Public Accounting
NOMINEES:
Firm for the fiscal year ending 2008. FOR ALL NOMINEES O Philip T. Wolfstein
O James M. Brophy 3. In accordance with the discretion of the proxyholders, to act upon all WITHHOLD AUTHORITY O Kathleen M. Griggs matters incident to the conduct of the meeting and upon other matters FOR ALL NOMINEES as may properly come before the meeting.
FOR ALL EXCEPT WHETHER OR NOT YOU ATTEND THE MEETING IN PERSON, PLEASE MARK, (See instructions below)
SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE ANNUAL MEETING.
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Shareholder: Date: Signature of Shareholder: Date:
Note: Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign partnership name by authorized person.